SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS

Deutsche Small Cap Growth Fund
Deutsche Small Mid Cap Growth VIP
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of each fund’s prospectus.
Peter Barsa, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Michael A. Sesser, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
The following information replaces the existing similar disclosure relating to each fund contained under the “MANAGEMENT” sub-heading of the “Fund Details” section of each fund’s prospectus:
Peter Barsa, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined DWS in 1999.
■	Portfolio Manager and Equity Research Analyst for Small and Mid Cap Equities: New York.
■	Equity research analyst covering consumer discretionary and consumer staples and global small cap equity research generalist.
■	BS in Finance, Villanova University.
Michael A. Sesser, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined DWS in 2009.
■	Portfolio Manager and Equity Research Analyst: New York.
■	Previously, Business Intelligence Analyst, Corporate Executive Board (now owned by Gartner) from 2005-2007; Research Associate, Compass Lexecon (now owned by FTI Consulting) from 2003-2005.
■	BA in Ethics, Politics & Economics, Yale University; MBA (with distinction), Stephen M. Ross School of Business, University of Michigan.

Please Retain This Supplement for Future Reference
April 19, 2018
PROSTKR-1007